UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07810

Exact name of registrant as specified in charter:	Delaware Investments® Colorado
Municipal Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Colorado Municipal Income Fund, Inc.

June 30, 2013

	Principal
	Amount	Value
Municipal Bonds – 138.13%
Corporate-Backed Revenue Bonds – 1.28%
Public Authority for Colorado Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	$750,000	$896,685
		896,685
Education Revenue Bonds – 20.76%
Colorado Educational & Cultural Facilities Authority Revenue
(Academy Charter School Project) 5.50% 5/1/36 (SGI)	1,720,000	1,761,848
(Bromley Charter School Project) 5.25% 9/15/32 (SGI)	3,245,000	3,264,600
(Johnson & Wales University Project) Series A 5.00% 4/1/28 (SGI)	3,000,000	3,000,630
(Littleton Charter School) 4.375% 1/15/36 (ASSURED GTY)	1,200,000	1,083,444
(Student Housing - Campus Village Apartments) 5.00% 6/1/23	1,065,000	1,146,132
Colorado State Board of Governors Revenue (University Enterprise System) Series A 5.00% 3/1/39	10,000	10,628
University of Colorado 5.00% 6/1/31	3,185,000	3,428,525
University of Colorado Enterprise Systems Revenue Series A 5.375% 6/1/38	750,000	843,420
		14,539,227
Electric Revenue Bonds – 6.38%
Colorado Springs Utilities System Improvement Revenue Series C 5.50% 11/15/48	750,000	826,545
Platte River Power Authority Revenue Series HH 5.00% 6/1/28	1,500,000	1,675,245
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	425,000	374,837
Series TT 5.00% 7/1/37	685,000	611,205
Series WW 5.50% 7/1/38	300,000	286,293
Series XX 5.25% 7/1/40	750,000	689,280
		4,463,405
Health Care Revenue Bonds– 32.55%
Aurora Hospital Revenue (Children's Hospital Association Project) Series A 5.00% 12/1/40	4,000,000	4,118,920
Colorado Health Facilities Authority Revenue
(Boulder Community Hospital Project) 5.00% 10/1/32	500,000	519,300
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	750,000	763,230
Series A 5.00% 2/1/41	2,400,000	2,439,288
Series A 5.25% 2/1/33	1,625,000	1,727,261
Series C-1 5.10% 10/1/41 (AGM)	1,000,000	1,010,810
Series D 6.125% 10/1/28	750,000	864,960
(Christian Living Communities Project) Series A
5.75% 1/1/37	885,000	899,859
6.375% 1/1/41	615,000	650,529
(Covenant Retirement Communities) 5.00% 12/1/33	1,000,000	991,750
(Evangelical Lutheran Good Samaritan Society) 5.25% 6/1/23	1,000,000	1,046,310
(National Jewish Health Project) 5.00% 1/1/27	500,000	505,350
(Sisters of Charity of Leavenworth HealthSystem) 5.00% 1/1/40	4,750,000	4,821,108
(Total Long-Term Care) Series A 6.00% 11/15/30	400,000	425,296
Denver Health & Hospital Authority Revenue (Recovery Zone Facilities) 5.625% 12/1/40	750,000	773,355
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	500,000	504,040
6.00% 11/15/29	650,000	729,339
		22,790,705
Housing Revenue Bonds – 2.50%
Colorado Housing & Finance Authority (Single Family Mortgage - Class 1) Series A
5.50% 11/1/29 (FHA) (VA) (HUD)	345,000	357,969
Puerto Rico Housing Finance Authority Subordinated-Capital Fund Modernization
5.125% 12/1/27 (HUD)	1,000,000	1,052,930
5.50% 12/1/18 (HUD)	300,000	339,621
		1,750,520

Lease Revenue Bonds – 9.84%
Aurora Certificates of Participation Refunding Series A 5.00% 12/1/30	630,000	682,391
Colorado State Building Excellent Schools Today Certificates of Participation Series G 5.00% 3/15/32	2,000,000	2,115,180
Glendale Certificates Participation 5.00% 12/1/25 (SGI)	1,500,000	1,562,430
Pueblo County Certificates of Participation (County Judicial Complex Project) 5.00% 9/15/42 (AGM)	2,000,000	2,041,320
Regional Transportation District Certificates of Participation Series A 5.375% 6/1/31	460,000	491,745
		6,893,066
Local General Obligation Bonds – 15.03%
Arapahoe County School District #1 Englewood 5.00% 12/1/31	2,935,000	3,195,628
Boulder, Larimer & Weld Counties St. Vrain Valley School District No. Re-1J 5.00% 12/15/33	750,000	812,520
Bowles Metropolitan District 5.00% 12/1/33 (AGM)	2,000,000	2,006,500
Central Colorado Water Conservancy District 5.00% 12/1/33	750,000	791,775
Denver City & County (Better Denver & Zoo) Series A 5.00% 8/1/25	650,000	735,430
Denver International Business Center Metropolitan District #1 5.00% 12/1/30	650,000	641,791
Jefferson County School District #R-1 5.25% 12/15/24	750,000	901,538
Pueblo County School District #70 5.00% 12/1/31	500,000	540,150
Rangely Hospital District 6.00% 11/1/26	750,000	833,618
Sand Creek Metropolitan District 5.00% 12/1/31 (SGI)	70,000	67,467
		10,526,417
§Pre-Refunded Bonds – 15.10%
Adams & Arapahoe Counties Joint School District #28J (Aurora) 6.00% 12/1/28-18	600,000	740,124
Colorado Health Facilities Authority Revenue (Evangelical Lutheran Good Samaritan Society)
Series A 6.125% 6/1/38-14	750,000	790,140
Colorado State Board of Governors Series A 5.00% 3/1/39-19	690,000	818,036
Colorado Water Resources & Power Development Authority Revenue (Parker Water &
Sanitation District) Series D
5.125% 9/1/34-14 (NATL-RE)	1,500,000	1,585,335
5.25% 9/1/43-14 (NATL-RE)	2,000,000	2,116,720
Regional Transportation District Revenue (FasTracks Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,390,813
5.00% 11/1/28-16 (AMBAC)	2,500,000	2,832,900
Sand Creek Metropolitan District 5.00% 12/1/31 (SGI)	295,000	300,930
		10,574,998
Special Tax Revenue Bonds – 27.32%
Denver Convention Center Hotel Authority Revenue Refunding 5.00% 12/1/35 (SGI)	2,875,000	2,913,640
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	435,000	451,861
5.25% 1/1/36	565,000	593,453
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A 5.50% 8/1/37	700,000	707,280
Series A 5.75% 8/1/37	590,000	603,328
Series A-1 5.00% 8/1/43	1,560,000	1,496,711
Series C 5.00% 8/1/40	1,000,000	1,001,930
Series C 6.00% 8/1/39	500,000	522,840
Regional Transportation District Revenue
(Denver Transit Partners) 6.00% 1/15/41	2,175,000	2,383,800
(FasTracks Project) Series A
4.50% 11/1/36 (AGM)	3,000,000	3,030,480
5.00% 11/1/38	4,085,000	4,366,579
Tallyns Reach Metropolitan District #3 5.13% 11/1/38	295,000	265,819
Town of Castle Rock Sales & Use Tax Revenue 5.00% 6/1/35	750,000	791,408
		19,129,129
State General Obligation Bonds – 1.12%
Western State College 5.00% 5/15/34 State	750,000	785,318
		785,318
Transportation Revenue Bonds – 4.74%
Denver City & County Airport System Revenue
Series A 5.25% 11/15/36	750,000	793,215
Series B 5.00% 11/15/27	1,000,000	1,106,590
Series B 5.00% 11/15/28	1,000,000	1,094,730
E-470 Public Highway Authority Revenue Series C 5.25% 9/1/25	310,000	326,139
		3,320,674

Water & Sewer Revenue Bond – 1.51%
Parker Water & Sanitation District 5.00% 8/1/43	1,000,000	1,057,573
		1,057,573
Total Municipal Bonds (cost $94,457,840)		96,727,717

Short-Term Investments – 2.07%
¤Variable Rate Demand Notes – 2.07%
•Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation)
Series D-4 0.04% 5/1/38 (LOC-JPMorgan Chase Bank N.A.)	1,250,000	1,250,000
Series D-7 0.04% 2/1/35 (LOC-JPMorgan Chase Bank N.A.)	200,000	200,000
Total Short-Term Investments (cost $1,450,000)		1,450,000

Total Value of Securities – 140.20%
(cost $95,907,840)		98,177,717
†Liquidation Value of Preferred Stock – (42.84%)		(30,000,000)
Receivables and Other Assets Net of Liabilities – 2.64%		1,851,231
Net Assets Applicable to 4,837,100 Shares Outstanding – 100.00%		$70,028,948

§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 4 in "Notes."
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of June 30, 2013
†See Note 3 in “Notes.”

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
ASSURED GTY – Insured by Assured Guaranty Corporation
FHA – Federal Housing Administration
HUD – Housing and Urban Development Section 8
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
SGI – Insured by Syncora Guarantee Inc.
VA – Veterans Administration collateral

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments Colorado Municipal Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (March 31, 2010–March 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At June 30, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$95,907,840
Aggregate unrealized appreciation	$3,353,506
Aggregate unrealized depreciation	(1,083,629)
Net unrealized appreciation	$2,269,877

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2013:

Level 2
Municipal Bonds	$96,727,717
Short-Term Investments	1,450,000
Total	$98,177,717

During the period ended June 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Preferred Stock
On November 15, 2011, the Fund, issued $30,000,000 Series 2016 Variable Rate MuniFund Term Preferred (VMTP) Shares, with $100,000 liquidation value per share in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were invested in accordance with the Fund’s investment objective. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Fund is obligated to redeem its VMTP Shares on December 1, 2016, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of a premium until December 1, 2013, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt the Fund’s overall performance.

Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investors Service (Moody’s), funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

4. Geographic, Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Colorado, and may be subject to geographic concentration risk. In addition the Fund has the flexibility to invest in issuers in Puerto Rico, the Virgin Islands, and Guam whose bonds are also free of individual state income taxes. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2013, 31% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Certain obligations held by the Fund may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of June 30, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid the Fund’s Liquidity Procedures.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to June 30, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: